                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report: (Date of earliest event reported)
                                  June 10, 2002

                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

                  Delaware                                   51-0310342
----------------------------------------------    ---------------------------------
(State or other Jurisdiction of Incorporation)    (IRS Employer Identification No.)

                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 841-6111
              (Registrant's telephone number, including area code)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On June 10, 2002, Affiliated Computer Services, Inc. ("ACS") acquired 100% of the stock of AFSA Data Corp., a subsidiary of Fleet Holding Corp. for cash consideration of $410,000,000, plus related transaction costs (the AFSA "Acquisition"). ACS funded the AFSA Acquisition with a combination of cash on hand, borrowings under its existing $450 million credit facility (the "Credit Facility") and borrowings under a new 18-month $375 million interim facility (the "Interim Facility"), led by Goldman Sachs Credit Partners L.P. and Wells Fargo Texas, National Association. The obligations of ACS under the Interim Facility are pari passu with ACS' obligations under the Credit Facility.

ITEM 7. EXHIBITS:

                 10.1 Stock Purchase Agreement dated May 16, 2002 by and among Fleet National Bank, Fleet Holding Corp., and ACS.

                 10.2 Credit Agreement dated June 10, 2002 between ACS, as Borrower, Goldman Sachs Credit Partners L.P., as Co-Lead Arranger, Sole Bookrunner and Sole Syndication Agent, Wells Fargo Bank Texas, National Association, as Co-Lead Arranger and Administrative Agent and certain other lenders and certain guarantors for a $375 million credit facility.

                 99.1 Affiliated Computer Services, Inc. Press Release dated June 10, 2002.

ITEM 9.

         ACS hereby incorporates by reference into this Item 9 the information set forth in its press release, dated June 10, 2002, a copy of which is furnished herewith as Exhibit 99.1, and shall not be deemed to be filed.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2002

                                              Affiliated Computer Services, Inc.

                                              By: /s/ Warren Edwards
                                                  ------------------------------
                                                  Warren Edwards
                                                  Executive Vice President and
                                                  Chief Financial Officer


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                                INDEX TO EXHIBITS

Exhibit No.                            Description
-----------                            -----------
10.1            Stock Purchase Agreement dated May 16, 2002 be and among Fleet
                National Bank, Fleet Holding Corp., and Affiliated Computer
                Services, Inc.

10.2            Credit Agreement dated June 10, 2002 between Affiliated Computer
                Services, Inc., as Borrower, Goldman Sachs Credit Partners L.P., as Co-Lead Arranger, Sole Bookrunner and Sole Syndication Agent,
                Wells Fargo Bank Texas, National Association, as Co-Lead
                Arranger and Administrative Agent and certain other lenders and certain guarantors for a $375 million credit facility.

99.1            Affiliated Computer Services, Inc. Press Release dated June 10,
                2002

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